UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                FORM 8-K
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                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 4, 2015

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                    PATRIOT TRANSPORTATION HOLDING, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		001-36605	   47-2482414
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              FEBRUARY 4, 2015


ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
            ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN
            OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN
            OFFICERS

	On February 4, 2015, the board of directors of FRP Holdings, Inc. (the "Company") approved the following compensation arrangements with its non-employee directors. The following table describes the director compensation arrangements of the Company.

        All Non-Employee Directors:
          Annual Retainer                              $ 15,000
          Fee Per Meeting Attended                        1,500
          Shares of Existing Patriot
             Stock Granted in Fiscal 2015                 4,200

        Audit Committee:
             Annual Fee            Chairman            $ 10,000
                                   Member                 5,000
             Meeting Fees (fn.1)   Chairman               1,500
                                   Member                 1,000

        Compensation Committee:
             Annual Fee            Chairman            $  5,000
                                   Member                 1,000
             Meeting Fees          Chairman               1,500
                                   Member                 1,000

        Other Committees:
             Annual Fee            Chairman            $  2,000
                                   Member                 1,000
             Meetings Fees         Chairman               1,500
                                   Member                 1,000

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  (fn.1)     The Audit Committee members receive no meeting fees for the four regularly scheduled quarterly meetings; the meeting fees shown apply only to the extent there are Audit Committee meetings other than and in addition to the four regularly scheduled quarterly meetings.

        On February 4, 2015, the Company entered into indemnification agreements with each of its directors. These indemnification agreements generally require the Company to indemnify each director against any claims brought against the directors by virtue of the fact that he is serving as a director, subject to the limitations of existing law. The indemnification agreements also generally require the Company to advance expenses to the directors for the defense of such claims, subject to the limitations of existing law.


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ITEM 8.01.  OTHER EVENTS

        On February 4, 2015, the board of directors authorized management to repurchase up to $5 million in common stock of the Company from time to time as opportunities arise.


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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  February 6, 2015         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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